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                                                                   Exhibit 99.1


                        CERTIFICATION OF PERIODIC REPORT

The undersigned officer of AT&T Wireless Services, Inc. (the "Company") hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

        1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated May 9, 2003



                                             /s/ John D. Zeglis
                                       -----------------------------------------
                                       John D. Zeglis
                                       Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to AT&T Wireless Services, Inc. and will be retained by AT&T Wireless Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.